Exhibit 5

Third Point LLC

390 Park Avenue, 19th Floor

New York, NY 10022

Date: September 6, 2018

Name: George Strawbridge, Jr. (“You”)

Address: 3801 Kennett Pike, Building B-100

 Wilmington, DE 19807

This will confirm our understanding as follows:

Based on our discussions to date, you have indicated that currently you are willing, should we decide to proceed, to become a member of a slate of nominees (the “Slate”) to stand for election as a director of Campbell Soup Company (the “Company”) at the 2018 annual meeting of stockholders, any special meeting of Company stockholders and at any adjournments, postponements or continuations thereof, as well as in connection with any solicitation of written consents from stockholders of the Company (collectively, the “Annual Meeting”).

In that regard, you have provided to Third Point LLC (the “Nominating Stockholder”) with information necessary for the Nominating Stockholder to make appropriate disclosure both to the Company and for use in creating the proxy or other solicitation material that may be sent to the Company’s stockholders and filed with the U.S. Securities and Exchange Commission (the “SEC”). You represent and warrant that your responses to the questions contained therein are true and correct in all material respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the instrument attached hereto as Annex I, directed to the Company, informing the Company that you consent to being nominated for election as a director of the Company and, if elected, consent to serving as a director of the Company. Upon being notified that you have been chosen to be part of the Slate, that consent and your completed questionnaire (or summaries thereof) may be forwarded to the Company.

You understand and acknowledge that the Nominating Stockholder and its affiliates may be required to make various filings with the SEC in connection with your nomination as a director and any related proxy solicitation, and may also be required to respond to comment letters and other SEC correspondence relating thereto. In connection therewith, you hereby agree and authorize the Nominating Stockholder and its legal representatives to make the following representation to the SEC on your behalf, substantially in the form of the following statement to the extent required by the SEC or required in order to accelerate SEC review or action: “George Strawbridge, Jr. acknowledges that (i) he is responsible for the adequacy and accuracy of the disclosure in the applicable filing, (ii) SEC Staff comments or changes to disclosure in response to SEC Staff comments do not foreclose the SEC from taking any action with respect to the filing and (iii) he may not assert SEC Staff comments as a defense in any proceeding initiated by the SEC or any person under the federal securities laws of the United States.”

As has been discussed with you, during the period that you are a nominee, the Nominating Stockholder may ask for, and you agree to provide, reasonable cooperation and assistance with certain matters in connection with your nomination. Examples of such matters would include, if requested, meetings or conference calls with Institutional Shareholder Services (ISS) and other stockholders. Except as otherwise provided herein, you shall bear your own expenses in connection with serving as a nominee on the Slate.

The Nominating Stockholder hereby agrees that, in the event that you actually serve on the Slate (which, for the avoidance of doubt, will be deemed to have occurred on the first instance that we, directly or indirectly, disclose your name as a nominee on the Slate to the Company, in an SEC filing or otherwise publicly), in addition to any rights you may have under applicable law, the Nominating Stockholder will defend, indemnify and hold you harmless from and against any and all losses, claims, damages, penalties, judgments, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by you in the event that (i) in connection with your role as a nominee for director of the Company on the Slate or as a participant in a proxy solicitation with the Nominating Stockholder, you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof (a “Proceeding”) or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys’ costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that the Nominating Stockholder determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but, in each case, only for events which occur at or prior to such election, withdrawal or removal and subsequent to the date hereof. Anything to the contrary herein notwithstanding, the Nominating Stockholder is not indemnifying you for any action taken by you or on your behalf that occurs prior to the date hereof or subsequent to the annual meeting or special meeting, as applicable, or such earlier time as you are no longer a nominee of the Slate for election to the Company’s Board of Directors or for any actions taken by you as a director of the Company, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with your participation in the Slate unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate or due to actions taken by, or in reliance upon the advice of, or at the direction of, the Nominating Stockholder or its counsel; (ii) if you acted in a manner which constitutes gross negligence or willful misconduct or (iii) in the event of a material misrepresentation of fact in any information about you provided by you to the Nominating Stockholder for inclusion in any proxy statement or other solicitation materials to be used by the Nominating Stockholder or its affiliates in connection with your nomination as a director. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify the Nominating Stockholder in the event of any third-party claims actually made against you or known by you to be threatened; provided, however, that any failure by you to notify the Nominating Stockholder of any claim shall not relieve the Nominating Stockholder of any liability which the Nominating Stockholder may have to you except to the extent that any such delay in giving or failing to give notice as required prejudices the defense of such claim. In addition, with respect to any such claim which includes any other members of the Slate and/or the Nominating Stockholder, the Nominating Stockholder shall be entitled to control your defense with counsel chosen by the Nominating Stockholder and approved by you (such approval not to be unreasonably withheld, conditioned or delayed) unless you reasonably object to the Nominating Stockholder controlling the defense on the ground that separate counsel is necessary or advisable due to a conflict of interest, in which case you shall choose your own counsel and such counsel’s reasonable costs and expenses shall be paid for by the Nominating Stockholder. In the event that the Nominating Stockholder controls your defense, it shall advise you of the progress thereof and all significant actions proposed. You shall have the right to employ a separate counsel, at your own cost, when the Nominating Stockholder is controlling the defense. The Nominating Stockholder shall not be responsible for any settlement of any claim against you covered by this indemnity without the prior written consent of the Nominating Stockholder, which shall not be unreasonably withheld, conditioned or delayed. However, the Nominating Stockholder may not enter into any settlement of any such claim without your consent unless such settlement includes (i) no admission of liability or guilt by you, (ii) no requirement that you refrain from any specified activity, (iii) an unconditional release of you from any and all liability in respect of such claim and (iv) does not otherwise impose any obligations, burdens or restrictions of a material nature upon you. In the event of litigation relating to this agreement, (including any action to enforce the obligations of the Nominating Stockholder under this agreement in a court of competent jurisdiction, or to recover damages for breach of this agreement) the non-prevailing party will reimburse the prevailing party for the reasonable and documented expenses (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) actually incurred by the prevailing party in connection with such action.

Each of us recognizes that should you be elected to the Board of Directors of the Company all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of the Company and, as a result, that there is, and can be, no agreement between you and the Nominating Stockholder that governs the decisions which you will make as a director of the Company.

This agreement shall be interpreted and enforced in accordance with the laws of the State of New York. This agreement may be executed in one or more counterparts, which may be delivered by facsimile or electronic mail transmission, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement.

This agreement shall become binding only upon the execution and delivery thereof by both parties hereto.

[Signature page follows]

Should the foregoing agree with your understanding, please so indicate in the space provided below.

Very truly yours,

THIRD POINT LLC

By:	/s/ Joshua Targoff

Name:	Joshua Targoff
Title:	Chief Operating Officer and General Counsel

Agreed to and Accepted as of the date first above written:

/s/ George Strawbridge, Jr.
Name: George Strawbridge, Jr.

ANNEX I

WRITTEN CONSENT OF NOMINEE TO BE NAMED IN A

PROXY STATEMENT OR SOLICITATION STATEMENT AND TO SERVE AS A DIRECTOR

I, Lawrence Karlson, hereby consent to being named as a nominee for the Board of Directors of Campbell Soup Company (the “Company”) with any proxy or solicitation statement issued relating to the election of directors of the Company, at any Annual Meeting of Stockholders or otherwise. I hereby certify I will serve as a director of the Company if so elected.

Dated as of: September 6, 2018

/s/ George Strawbridge, Jr.
Name: George Strawbridge, Jr.

Third Point LLC

390 Park Avenue, 19th Floor

New York, NY 10022

Date: September 6, 2018

Name: Lawrence Karlson (“You”)

Address: 2401 Casas De Marbella Drive

 Palm Beach Gardens, FL 33410

This will confirm our understanding as follows:

Based on our discussions to date, you have indicated that currently you are willing, should we decide to proceed, to become a member of a slate of nominees (the “Slate”) to stand for election as a director of Campbell Soup Company (the “Company”) at the 2018 annual meeting of stockholders, any special meeting of Company stockholders and at any adjournments, postponements or continuations thereof, as well as in connection with any solicitation of written consents from stockholders of the Company (collectively, the “Annual Meeting”).

In that regard, you have provided to Third Point LLC (the “Nominating Stockholder”) with information necessary for the Nominating Stockholder to make appropriate disclosure both to the Company and for use in creating the proxy or other solicitation material that may be sent to the Company’s stockholders and filed with the U.S. Securities and Exchange Commission (the “SEC”). You represent and warrant that your responses to the questions contained therein are true and correct in all material respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the instrument attached hereto as Annex I, directed to the Company, informing the Company that you consent to being nominated for election as a director of the Company and, if elected, consent to serving as a director of the Company. Upon being notified that you have been chosen to be part of the Slate, that consent and your completed questionnaire (or summaries thereof) may be forwarded to the Company.

You understand and acknowledge that the Nominating Stockholder and its affiliates may be required to make various filings with the SEC in connection with your nomination as a director and any related proxy solicitation, and may also be required to respond to comment letters and other SEC correspondence relating thereto. In connection therewith, you hereby agree and authorize the Nominating Stockholder and its legal representatives to make the following representation to the SEC on your behalf, substantially in the form of the following statement to the extent required by the SEC or required in order to accelerate SEC review or action: “Lawrence Karlson acknowledges that (i) he is responsible for the adequacy and accuracy of the disclosure in the applicable filing, (ii) SEC Staff comments or changes to disclosure in response to SEC Staff comments do not foreclose the SEC from taking any action with respect to the filing and (iii) he may not assert SEC Staff comments as a defense in any proceeding initiated by the SEC or any person under the federal securities laws of the United States.”

As has been discussed with you, during the period that you are a nominee, the Nominating Stockholder may ask for, and you agree to provide, reasonable cooperation and assistance with certain matters in connection with your nomination. Examples of such matters would include, if requested, meetings or conference calls with Institutional Shareholder Services (ISS) and other stockholders. Except as otherwise provided herein, you shall bear your own expenses in connection with serving as a nominee on the Slate.

The Nominating Stockholder hereby agrees that, in the event that you actually serve on the Slate (which, for the avoidance of doubt, will be deemed to have occurred on the first instance that we, directly or indirectly, disclose your name as a nominee on the Slate to the Company, in an SEC filing or otherwise publicly), in addition to any rights you may have under applicable law, the Nominating Stockholder will defend, indemnify and hold you harmless from and against any and all losses, claims, damages, penalties, judgments, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by you in the event that (i) in connection with your role as a nominee for director of the Company on the Slate or as a participant in a proxy solicitation with the Nominating Stockholder, you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof (a “Proceeding”) or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys’ costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that the Nominating Stockholder determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but, in each case, only for events which occur at or prior to such election, withdrawal or removal and subsequent to the date hereof. Anything to the contrary herein notwithstanding, the Nominating Stockholder is not indemnifying you for any action taken by you or on your behalf that occurs prior to the date hereof or subsequent to the annual meeting or special meeting, as applicable, or such earlier time as you are no longer a nominee of the Slate for election to the Company’s Board of Directors or for any actions taken by you as a director of the Company, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with your participation in the Slate unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate or due to actions taken by, or in reliance upon the advice of, or at the direction of, the Nominating Stockholder or its counsel; (ii) if you acted in a manner which constitutes gross negligence or willful misconduct or (iii) in the event of a material misrepresentation of fact in any information about you provided by you to the Nominating Stockholder for inclusion in any proxy statement or other solicitation materials to be used by the Nominating Stockholder or its affiliates in connection with your nomination as a director. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify the Nominating Stockholder in the event of any third-party claims actually made against you or known by you to be threatened; provided, however, that any failure by you to notify the Nominating Stockholder of any claim shall not relieve the Nominating Stockholder of any liability which the Nominating Stockholder may have to you except to the extent that any such delay in giving or failing to give notice as required prejudices the defense of such claim. In addition, with respect to any such claim which includes any other members of the Slate and/or the Nominating Stockholder, the Nominating Stockholder shall be entitled to control your defense with counsel chosen by the Nominating Stockholder and approved by you (such approval not to be unreasonably withheld, conditioned or delayed) unless you reasonably object to the Nominating Stockholder controlling the defense on the ground that separate counsel is necessary or advisable due to a conflict of interest, in which case you shall choose your own counsel and such counsel’s reasonable costs and expenses shall be paid for by the Nominating Stockholder. In the event that the Nominating Stockholder controls your defense, it shall advise you of the progress thereof and all significant actions proposed. You shall have the right to employ a separate counsel, at your own cost, when the Nominating Stockholder is controlling the defense. The Nominating Stockholder shall not be responsible for any settlement of any claim against you covered by this indemnity without the prior written consent of the Nominating Stockholder, which shall not be unreasonably withheld, conditioned or delayed. However, the Nominating Stockholder may not enter into any settlement of any such claim without your consent unless such settlement includes (i) no admission of liability or guilt by you, (ii) no requirement that you refrain from any specified activity, (iii) an unconditional release of you from any and all liability in respect of such claim and (iv) does not otherwise impose any obligations, burdens or restrictions of a material nature upon you. In the event of litigation relating to this agreement, (including any action to enforce the obligations of the Nominating Stockholder under this agreement in a court of competent jurisdiction, or to recover damages for breach of this agreement) the non-prevailing party will reimburse the prevailing party for the reasonable and documented expenses (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) actually incurred by the prevailing party in connection with such action.

The undersigned agrees to pay you US$50,000 within ten (10) business days of the date hereof to compensate you for the time and effort associated with serving as a member of the Slate. Notwithstanding the foregoing, you understand and agree that this compensation may not be paid to you, and you further agree to refund any compensation already paid to you, in the event that this agreement is terminated by the Nominating Stockholder for Cause. “Cause” shall mean (i) fraud or willful misconduct by you in connection with your role as a nominee for director of the Company on the Slate or as a participant in a proxy solicitation with the Nominating Stockholder, (ii) a material violation by you of applicable laws in connection with your role as a nominee for director of the Company on the Slate or as a participant in a proxy solicitation with the Nominating Stockholder, or (iii) your refusal to serve as a nominee for the Board of Directors of the Company or to take your position as a member of the Board of Directors of the Company following your election or appointment thereto, for any reason other than an unforeseeable, significant change in your personal circumstances beyond your control (such as health issues relating to you or a member of your immediate family).

Each of us recognizes that should you be elected to the Board of Directors of the Company all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of the Company and, as a result, that there is, and can be, no agreement between you and the Nominating Stockholder that governs the decisions which you will make as a director of the Company.

This agreement shall be interpreted and enforced in accordance with the laws of the State of New York. This agreement may be executed in one or more counterparts, which may be delivered by facsimile or electronic mail transmission, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement.

This agreement shall become binding only upon the execution and delivery thereof by both parties hereto.

[Signature page follows]

Should the foregoing agree with your understanding, please so indicate in the space provided below.

Very truly yours,

THIRD POINT LLC

By:	/s/ Joshua Targoff

Name:	Joshua Targoff
Title:	Chief Operating Officer and General Counsel

Agreed to and Accepted as of the date first above written:

/s/ Lawrence Karlson
Name: Lawrence Karlson

ANNEX I

WRITTEN CONSENT OF NOMINEE TO BE NAMED IN A

PROXY STATEMENT OR SOLICITATION STATEMENT AND TO SERVE AS A DIRECTOR

I, Lawrence Karlson, hereby consent to being named as a nominee for the Board of Directors of Campbell Soup Company (the “Company”) with any proxy or solicitation statement issued relating to the election of directors of the Company, at any Annual Meeting of Stockholders or otherwise. I hereby certify I will serve as a director of the Company if so elected.

Dated as of: 25 August, 2018

/s/ Lawrence Karlson
Name: Lawrence Karlson

Third Point LLC

390 Park Avenue, 19th Floor

New York, NY 10022

Date: September 6, 2018

Name: Michael Silverstein (“You”)

Address: 520 Madison Avenue

New York, NY 10022

This will confirm our understanding as follows:

You agree that you are willing, should we decide to proceed, to become a member of a slate of nominees (the “Slate”) to stand for election as a director of Campbell Soup Company (the “Company”) at the 2018 annual meeting of stockholders, any special meeting of Company stockholders and at any adjournments, postponements or continuations thereof, as well as in connection with any solicitation of written consents from stockholders of the Company (collectively, the “Annual Meeting”).

You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that regard, you have provided to Third Point LLC (the “Nominating Stockholder”) with information necessary for the Nominating Stockholder to make appropriate disclosure both to the Company and for use in creating the proxy or other solicitation material that may be sent to the Company’s stockholders and filed with the U.S. Securities and Exchange Commission (the “SEC”). You represent and warrant that your responses to the questions contained therein are true and correct in all material respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the instrument attached hereto as Annex I, directed to the Company, informing the Company that you consent to being nominated for election as a director of the Company and, if elected, consent to serving as a director of the Company. Upon being notified that you have been chosen, that consent and your completed questionnaire (or summaries thereof) may be forwarded to the Company.

You understand and acknowledge that the Nominating Stockholder and its affiliates may be required to make various filings with the SEC in connection with your nomination as a director and any related proxy solicitation, and may also be required to respond to comment letters and other SEC correspondence relating thereto. In connection therewith, you hereby agree and authorize the Nominating Stockholder and its legal representatives to make the following representation to the SEC on your behalf, substantially in the form of the following statement to the extent required by the SEC or required in order to accelerate SEC review or action: “Michael Silverstein acknowledges that (i) he is responsible for the adequacy and accuracy of the disclosure in the applicable filing, (ii) SEC Staff comments or changes to disclosure in response to SEC Staff comments do not foreclose the SEC from taking any action with respect to the filing and (iii) he may not assert SEC Staff comments as a defense in any proceeding initiated by the SEC or any person under the federal securities laws of the United States.”

As has been discussed with you, during the period that you are a nominee, the Nominating Stockholder may ask for, and you agree to provide, reasonable cooperation and assistance with certain matters in connection with your nomination. Examples of such matters would include, if requested, meetings or conference calls with Institutional Shareholder Services (ISS) and other stockholders. The Nominating Stockholder agrees to reimburse you for reasonable, documented expenses (including legal expenses) incurred in connection with your nomination, provided that such expenses are incurred at or prior to the annual meeting, special meeting or delivery of written consents to the Company, as applicable.

The Nominating Stockholder hereby agrees that, so long as you actually serve on the Slate, the Nominating Stockholder will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by you in the event that (i) based on your role as a nominee for director of the Company on the Slate, you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof (a “Proceeding”) or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys’ costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that the Nominating Stockholder determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, the Nominating Stockholder is not indemnifying you for any action taken by you or on your behalf that occurs prior to the date hereof or subsequent to the annual meeting or special meeting, as applicable, or such earlier time as you are no longer a nominee of the Slate for election to the Company’s Board of Directors or for any actions taken by you as a director of the Company, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with your participation in the Slate unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate or in reliance upon the advice of the Nominating Stockholder; (ii) if you acted in a manner which constitutes gross negligence or willful misconduct or (iii) in the event of a material misrepresentation of fact in any information about you provided by you to the Nominating Stockholder for inclusion in any proxy statement or other solicitation materials to be used by the Nominating Stockholder or its affiliates in connection with your nomination as a director. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify the Nominating Stockholder in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, the Nominating Stockholder shall be entitled to control your defense with counsel chosen by the Nominating Stockholder, unless based on the advice of counsel you reasonably object to the Nominating Stockholder controlling the defense on the ground that there may be legal defenses available to you which conflict with those available to the Nominating Stockholder, in which case you shall choose your own counsel and such counsel’s reasonable costs and expenses shall be paid for by the Nominating Stockholder. You shall have the right to employ a separate counsel, at your own cost, when the Nominating Stockholder is controlling the defense. The Nominating Stockholder shall not be responsible for any settlement of any claim against you covered by this indemnity without the prior written consent of the Nominating Stockholder. However, the Nominating Stockholder may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim and does not otherwise impose any obligations, burdens or restrictions of a material nature upon you.

The undersigned agrees to pay you US$50,000 within ten (10) business days of the date hereof to compensate you for the time and effort associated with serving as a member of the Slate. Notwithstanding the foregoing, you understand and agree that this compensation may not be paid to you, and you further agree to refund any compensation already paid to you, in the event that this agreement is terminated by the Nominating Stockholder for Cause. “Cause” shall mean (i) fraud or willful misconduct by you, (ii) a material violation by you of applicable laws, or (iii) your refusal to serve as a nominee for the Board of Directors of the Company or to take your position as a member of the Board of Directors of the Company following your election or appointment thereto, for any reason other than an unforeseeable, significant change in your personal circumstances beyond your control (such as health issues relating to you or a member of your immediate family).

Each of us recognizes that should you be elected to the Board of Directors of the Company all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of the Company and, as a result, that there is, and can be, no agreement between you and the Nominating Stockholder that governs the decisions which you will make as a director of the Company.

This agreement shall be interpreted and enforced in accordance with the laws of the State of New York. This agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement.

This agreement shall become binding only upon the execution and delivery thereof by both parties hereto.

[Signature page follows]

Should the foregoing agree with your understanding, please so indicate in the space provided below.

Very truly yours,

THIRD POINT LLC

By:	/s/ Joshua Targoff
Name:	Joshua Targoff
Title:	Chief Operating Officer and General Counsel

Agreed to and Accepted as of the date first above written:

/s/ Michael Silverstein
Name:

ANNEX I

WRITTEN CONSENT OF NOMINEE TO BE NAMED IN A

PROXY STATEMENT OR SOLICITATION STATEMENT AND TO SERVE AS A DIRECTOR

I, Michael Silverstein, hereby consent to being named as a nominee for the Board of Directors of Campbell Soup Company (the “Company”) with any proxy or solicitation statement issued relating to the election of directors of the Company, at any Annual Meeting of Stockholders or otherwise. I hereby certify I will serve as a director of the Company if so elected.

Dated as of: 8/24/2018

/s/ Michael Silverstein
Name:

Third Point LLC

390 Park Avenue, 19th Floor

New York, NY 10022

Date: September 6, 2018

Name: William D. Toler (“You”)

Address: 202 San Mateo Drive

Bonita Springs, Florida 34134

This will confirm our understanding as follows:

You agree that you are willing, should we decide to proceed, to become a member of a slate of nominees (the “Slate”) to stand for election as a director of Campbell Soup Company (the “Company”) at the 2018 annual meeting of stockholders, any special meeting of Company stockholders and at any adjournments, postponements or continuations thereof, as well as in connection with any solicitation of written consents from stockholders of the Company (collectively, the “Annual Meeting”).

You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that regard, you have provided to Third Point LLC (the “Nominating Stockholder”) with information necessary for the Nominating Stockholder to make appropriate disclosure both to the Company and for use in creating the proxy or other solicitation material that may be sent to the Company’s stockholders and filed with the U.S. Securities and Exchange Commission (the “SEC”). You represent and warrant that your responses to the questions contained therein are true and correct in all material respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the instrument attached hereto as Annex I, directed to the Company, informing the Company that you consent to being nominated for election as a director of the Company and, if elected, consent to serving as a director of the Company. Upon being notified that you have been chosen, that consent and your completed questionnaire (or summaries thereof) may be forwarded to the Company.

You understand and acknowledge that the Nominating Stockholder and its affiliates may be required to make various filings with the SEC in connection with your nomination as a director and any related proxy solicitation, and may also be required to respond to comment letters and other SEC correspondence relating thereto. In connection therewith, you hereby agree and authorize the Nominating Stockholder and its legal representatives to make the following representation to the SEC on your behalf, substantially in the form of the following statement to the extent required by the SEC or required in order to accelerate SEC review or action: “William Toler acknowledges that (i) he is responsible for the adequacy and accuracy of the disclosure in the applicable filing, (ii) SEC Staff comments or changes to disclosure in response to SEC Staff comments do not foreclose the SEC from taking any action with respect to the filing and (iii) he may not assert SEC Staff comments as a defense in any proceeding initiated by the SEC or any person under the federal securities laws of the United States.”

As has been discussed with you, during the period that you are a nominee, the Nominating Stockholder may ask for, and you agree to provide, reasonable cooperation and assistance with certain matters in connection with your nomination. Examples of such matters would include, if requested, meetings or conference calls with Institutional Shareholder Services (ISS) and other stockholders. The Nominating Stockholder agrees to reimburse you for reasonable, documented expenses (including legal expenses) incurred in connection with your nomination, provided that such expenses are incurred at or prior to the annual meeting, special meeting or delivery of written consents to the Company, as applicable.

The Nominating Stockholder hereby agrees that, so long as you actually serve on the Slate, the Nominating Stockholder will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by you in the event that (i) based on your role as a nominee for director of the Company on the Slate, you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof (a “Proceeding”) or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys’ costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that the Nominating Stockholder determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, the Nominating Stockholder is not indemnifying you for any action taken by you or on your behalf that occurs prior to the date hereof or subsequent to the annual meeting or special meeting, as applicable, or such earlier time as you are no longer a nominee of the Slate for election to the Company’s Board of Directors or for any actions taken by you as a director of the Company, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with your participation in the Slate unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate or in reliance upon the advice of the Nominating Stockholder; (ii) if you acted in a manner which constitutes gross negligence or willful misconduct or (iii) in the event of a material misrepresentation of fact in any information about you provided by you to the Nominating Stockholder for inclusion in any proxy statement or other solicitation materials to be used by the Nominating Stockholder or its affiliates in connection with your nomination as a director. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify the Nominating Stockholder in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, the Nominating Stockholder shall be entitled to control your defense with counsel chosen by the Nominating Stockholder, unless based on the advice of counsel you reasonably object to the Nominating Stockholder controlling the defense on the ground that there may be legal defenses available to you which conflict with those available to the Nominating Stockholder, in which case you shall choose your own counsel and such counsel’s reasonable costs and expenses shall be paid for by the Nominating Stockholder. You shall have the right to employ a separate counsel, at your own cost, when the Nominating Stockholder is controlling the defense. The Nominating Stockholder shall not be responsible for any settlement of any claim against you covered by this indemnity without the prior written consent of the Nominating Stockholder. However, the Nominating Stockholder may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim and does not otherwise impose any obligations, burdens or restrictions of a material nature upon you.

The undersigned agrees to pay you US$50,000 within ten (10) business days of the date hereof to compensate you for the time and effort associated with serving as a member of the Slate. Notwithstanding the foregoing, you understand and agree that this compensation may not be paid to you, and you further agree to refund any compensation already paid to you, in the event that this agreement is terminated by the Nominating Stockholder for Cause. “Cause” shall mean (i) fraud or willful misconduct by you, (ii) a material violation by you of applicable laws, or (iii) your refusal to serve as a nominee for the Board of Directors of the Company or to take your position as a member of the Board of Directors of the Company following your election or appointment thereto, for any reason other than an unforeseeable, significant change in your personal circumstances beyond your control (such as health issues relating to you or a member of your immediate family).

Each of us recognizes that should you be elected to the Board of Directors of the Company all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of the Company and, as a result, that there is, and can be, no agreement between you and the Nominating Stockholder that governs the decisions which you will make as a director of the Company.

This agreement shall be interpreted and enforced in accordance with the laws of the State of New York. This agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement.

This agreement shall become binding only upon the execution and delivery thereof by both parties hereto.

[Signature page follows]

Should the foregoing agree with your understanding, please so indicate in the space provided below.

Very truly yours,

THIRD POINT LLC

By:	/s/ Joshua Targoff
Name:	Joshua Targoff
Title:	Chief Operating Officer and General Counsel

Agreed to and Accepted as of the date first above written:

/s/ William Toler
Name:

ANNEX I

WRITTEN CONSENT OF NOMINEE TO BE NAMED IN A

PROXY STATEMENT OR SOLICITATION STATEMENT AND TO SERVE AS A DIRECTOR

I, William D. Toler, hereby consent to being named as a nominee for the Board of Directors of Campbell Soup Company (the “Company”) with any proxy or solicitation statement issued relating to the election of directors of the Company, at any Annual Meeting of Stockholders or otherwise. I hereby certify I will serve as a director of the Company if so elected.

Dated as of 8/23/2018

/s/ William D. Toler
Name: William D. Toler